Van Wagoner Funds SUPPLEMENT
--------------------------------------------------------------------------------

SUPPLEMENT DATED MARCH 12, 2001 to the Prospectus dated April 30, 2000
This supplement updates certain information contained in the Van Wagoner Funds, Inc. (the "Funds") Prospectus dated April 30, 2000. You should retain both the Supplement and the Prospectus for future reference. An additional copy of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

Effective March 12, 2001 the Van Wagoner Emerging Growth Fund and the Van Wagoner Micro-Cap Growth Fund have re-opened to new investors.

The Van Wagoner Emerging Growth Fund and the Van Wagoner Micro-Cap Growth Fund may close to new investors at some future date but have no present intention to do so.

The information provided above should be included on pages 10, 12 and 16 of the Prospectus dated April 30, 2000.